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                                                                      EXHIBIT 24
                                                                      ----------
                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------



  We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 33-26444, 33-19154, 33- 39032, 33-14009 and
2-94047) of Campbell Soup Company of our report dated September 7, 1994 appearing on page F-9 of this Form 10-K.




PRICE WATERHOUSE LLP



Thirty South Seventeenth Street
Philadelphia, Pennsylvania  19103
October 7, 1994





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